Exhibit 99.15

                                                                            April 23, 2002



            NORTHEAST UTILITIES AND SUBSIDIARIES
            ------------------------------------

                      FINANCIAL REPORT
                      ----------------
                                                                   Three Months Ended
                                                                         March 31,
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,910,683    $ 1,800,544
                                                               ===========    ===========
Earnings for Common Shares:
   Before extraordinary loss and cumulative effect
      of accounting changes, net of taxes                      $    18,642    $   134,595
   Extraordinary loss, net of tax benefits
      of $169,652                                                     -              -
   Cumulative effect of accounting changes,
      net of tax benefits of $14,908                                  -           (22,432)
                                                               -----------    -----------

      Total Net Income                                         $    18,642    $   112,163
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
   Before extraordinary loss and cumulative effect
      of accounting changes, net of taxes                      $      0.14    $      0.93
   Extraordinary loss, net of taxes                                  -              -
   Cumulative effect of accounting changes,
    net of taxes                                                     -              (0.15)
                                                               -----------    -----------
Total Fully Diluted Earnings
   Per Common Share                                            $      0.14    $      0.78
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      129,754,946    144,314,339
                                                               ===========    ===========


                                                                   Twelve Months Ended
                                                                         March 31,
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)

Operating Revenues                                             $ 6,983,965    $ 6,294,843
                                                               ===========    ===========
Earnings for Common Shares:
   Before extraordinary loss and cumulative effect
      of accounting changes, net of taxes                      $   149,988    $   265,303
   Extraordinary loss, net of tax benefits
      of $169,652                                                     -          (233,881)
   Cumulative effect of accounting changes,
      net of tax benefits of $14,908                                  -           (22,432)
                                                               -----------    -----------
      Total Net Income                                         $   149,988    $     8,990
                                                               ===========    ===========
Fully Diluted Earnings Per Common Share:
   Before extraordinary loss and cumulative effect
      of accounting changes, net of taxes                      $      1.13    $      1.84
   Extraordinary loss, net of taxes                                   -             (1.63)
   Cumulative effect of accounting changes,
    net of taxes                                                      -             (0.15)
                                                               -----------    -----------
Total Fully Diluted Earnings
   Per Common Share                                            $      1.13    $      0.06
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      132,294,786    144,046,071
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------
                                                                    Three Months Ended
                                                                         March 31,
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,910,683    $ 1,800,544
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    1,352,837      1,130,839
    Other                                                          198,031        218,928
  Maintenance                                                       52,312         88,681
  Depreciation                                                      47,881         60,629
  Amortization                                                      70,738        719,856
  Taxes other than income taxes                                     74,598         75,887
  Gain on sale of utility plant                                       -          (653,872)
                                                               -----------    -----------
       Total operating expenses                                  1,796,397      1,640,948
                                                               -----------    -----------
Operating Income                                                   114,286        159,596
Other (Loss)/Income, Net                                           (13,997)       157,198
                                                               -----------    -----------
Income Before Interest and Income Tax Expense                      100,289        316,794
                                                               -----------    -----------

Interest Expense:
  Interest on long-term debt                                        34,548         43,668
  Interest on rate reduction bonds                                  29,562           -
  Other interest                                                     2,777         23,527
                                                               -----------    -----------
      Interest expense, net                                         66,887         67,195
                                                               -----------    -----------
Income Before Income Tax Expense                                    33,402        249,599
Income Tax Expense                                                  13,370        112,300
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                   20,032        137,299
Preferred Dividends of Subsidiaries                                  1,390          2,704
                                                               -----------    -----------
Income before extraordinary loss and
  cumulative effect of accounting change,
  net of tax benefits                                               18,642        134,595
Extraordinary loss, net of tax benefit
  of $169,652                                                         -              -
Cumulative effect of accounting change,
  net of tax benefit of $14,908                                       -           (22,432)
                                                               -----------    -----------
Net Income                                                     $    18,642    $   112,163
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting change,
    net of tax benefits                                        $      0.14     $     0.93
  Extraordinary loss, net of tax benefit                              -              -
  Cumulative effect of accounting change,
    net of tax benefit                                                 -            (0.15)
                                                               -----------    -----------
Total Fully Diluted Earnings
  Per Common Share                                             $      0.14    $      0.78
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      129,754,946    144,314,339
                                                               ===========    ===========

            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------
                                                                    Twelve Months Ended
                                                                         March 31,
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 6,983,965    $ 6,294,843
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    4,763,339      3,667,543
    Other                                                          764,078        883,235
  Maintenance                                                      222,592        293,797
  Depreciation                                                     188,264        240,035
  Amortization                                                     347,920        950,863
  Taxes other than income taxes                                    217,908        256,112
  Gain on sale of utility plant                                       -          (653,297)
                                                               -----------    -----------
       Total operating expenses                                  6,504,101      5,638,288
                                                               -----------    -----------
Operating Income                                                   479,864        656,555
Other (Loss)/Income, Net                                            30,432        140,540
                                                               -----------    -----------
Income Before Interest and Income Tax Expense                      510,296        797,095
                                                               -----------    -----------

Interest Expense:
  Interest on long-term debt                                       137,929        188,481
  Interest on rate reduction bonds                                 117,177           -
  Other interest                                                    24,244        111,768
                                                               -----------    -----------
      Interest expense, net                                        279,350        300,249
                                                               -----------    -----------
Income Before Income Tax Expense                                   230,946        496,846
Income Tax Expense                                                  75,023        219,435
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                  155,923        277,411
Preferred Dividends of Subsidiaries                                  5,935         12,108
                                                               -----------    -----------
Income before extraordinary loss and
  cumulative effect of accounting change,
  net of tax benefits                                              149,988        265,303
Extraordinary loss, net of tax benefit
  of $169,652                                                         -          (233,881)
Cumulative effect of accounting change,
  net of tax benefit of $14,908                                       -           (22,432)
                                                               -----------    -----------
Net Income                                                     $   149,988    $     8,990
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting change,
    net of tax benefits                                        $      1.13     $     1.84
  Extraordinary loss, net of tax benefit                              -             (1.63)
  Cumulative effect of accounting change,
    net of tax benefit                                                -             (0.15)
                                                               -----------    -----------
Total Fully Diluted Earnings
  Per Common Share                                             $      1.13    $      0.06
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      132,294,786    144,046,071
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

            Northeast Utilities and Subsidiaries
            ------------------------------------

                Consolidated Balance Sheets
                ---------------------------

                                                                        March 31,
                                                                   2002           2001
                                                                   ----           ----
                                                                 (Thousands of Dollars)
ASSETS
------

Current Assets:
  Cash and cash equivalents                                    $   106,810    $ 1,472,454
  Investments in securitizable assets                               40,334         86,431
  Receivables, net                                                 733,998        702,573
  Unbilled revenues                                                121,385        118,927
  Fuel, materials, and supplies, at average cost                   108,884         94,195
  Special deposits                                                  26,605          2,498
  Prepayments and other                                            152,405        137,137
                                                               -----------    -----------
                                                                 1,290,421      2,614,215
                                                               -----------    -----------

Property, Plant and Equipment:
  Electric utility                                               5,805,682      5,642,545
  Gas utility                                                      651,607        613,267
  Competitive energy                                             1,007,887      1,068,383
  Other                                                            198,059        208,760
                                                               -----------    -----------
                                                                 7,663,235      7,532,955
    Less:  Accumulated provision for depreciation                3,454,054      3,487,588
                                                               -----------    -----------
                                                                 4,209,181      4,045,367
  Construction work in progress                                    293,486        206,851
  Nuclear fuel, net                                                 29,369         29,264
                                                               -----------    -----------
                                                                 4,532,036      4,281,482
                                                               -----------    -----------
Deferred Debits and Other Assets:
  Regulatory assets                                              3,182,817      3,368,215
  Goodwill and other purchased intangible assets, net              320,647        333,184
  Prepaid pension                                                  249,923        157,455
  Nuclear decommissioning trusts, at market                         62,107         57,170
  Other                                                            511,606        434,214
                                                               -----------    -----------
                                                                 4,327,100      4,350,238
                                                               -----------    -----------

Total Assets                                                   $10,149,557    $11,245,935
                                                               ===========    ===========




                                                                         March 31,
                                                                   2002           2001
                                                                   ----           ----
                                                                 (Thousands of Dollars)
LIABILITIES AND CAPITALIZATION
------------------------------

Current Liabilities:
  Notes payable to banks                                       $   230,000      1,111,416
  Long-term debt and preferred stock -
   current portion                                                 313,536        243,859
  Accounts payable                                                 502,199        737,793
  Accrued taxes                                                     58,434        376,944
  Accrued interest                                                  68,584         58,753
  Other                                                            163,473        281,003
                                                               -----------    -----------
                                                                 1,336,226      2,809,768
                                                               -----------    -----------
Rate Reduction Bonds                                             2,051,807      1,438,400
                                                               -----------    -----------

Minority Interest in Consolidated Subsidiary                          -           100,000
                                                               -----------    -----------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                              1,479,382      1,358,660
  Accumulated deferred investment tax credits                      116,312        131,760
  Deferred contractual obligations                                 206,696        237,108
  Other                                                            680,657        586,660
                                                               -----------    -----------
                                                                 2,483,047      2,314,188
                                                               -----------    -----------
Capitalization:
  Long-Term Debt                                                 2,023,432      2,148,297
                                                               -----------    -----------
  Preferered Stock                                                 116,200        116,200
                                                               -----------    -----------
  Common Shareholders' Equity:
   Common shares, $5 par value - authorized
    225,000,000 shares; 149,116,706 shares issued and
    129,477,227 shares outstanding in 2002 and
    148,807,333 shares issued and 143,978,260 shares
    outstanding in 2001                                            745,584        744,037
   Capital surplus, paid in                                      1,111,677      1,106,027
   Deferred contribution plan - employee stock
    ownership plan                                                 (98,802)      (111,264)
   Retained earnings                                               680,934        593,646
   Accumulated other comprehensive (loss)/income                    (3,695)         5,745
   Treasury Stock                                                 (296,853)       (19,109)
                                                               -----------    -----------
   Common Shareholders' Equity                                   2,138,845      2,319,082
Total Capitalization                                             4,278,477      4,583,579
                                                               -----------    -----------

Total Liabilities and Capitalization                           $10,149,557    $11,245,935
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.